EXHIBIT 32

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350


In connection with the Quarterly Report of Barrett Business Services, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certify, pursuant to 18 U.S.C. ss. 1350, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ William W. Sherertz                        /s/ Michael D. Mulholland
-----------------------                        -------------------------
William W. Sherertz                            Michael D. Mulholland
Chief Executive Officer                        Chief Financial Officer
November 11, 2004                              November 11, 2004